FINANCIAL STATEMENTS OF

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF NET ASSETS

December 31, 2023

	PORTFOLIOS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund	Vanguard Balanced Index Fund	PGIM 60/40 Allocation Fund

ASSETS
Investment in the portfolios, at fair value	$16,667,763	$17,638,095	$8,293,820	$28,073,854	$212,948,047	$102,709,280
Due from (due to) the Company	4	4	11	86	(4)	3,847
Purchase Payments Receivable	-	-	-	-	-	32,566
Receivable from fund shares Sold	1,730	1,769	1,465	197	6,137	-

Total Assets	16,669,497	17,639,868	8,295,296	28,074,137	212,954,180	102,745,693

LIABILITIES
Payables for fund shares Purchased	-	-	-	-	-	30,319
Redemptions Payable	1,730	1,769	1,465	197	6,137	2,247

Total Liabilities	1,730	1,769	1,465	197	6,137	32,566

Net Assets	16,667,767	17,638,099	8,293,831	28,073,940	212,948,043	102,713,127

NET ASSETS, representing:
Equity of Participants	$16,667,767	$17,638,099	$8,293,831	$28,073,940	$212,948,043	$102,713,127

	$16,667,767	$17,638,099	$8,293,831	$28,073,940	$212,948,043	$102,713,127

Units outstanding	780,082	899,135	503,737	1,043,046	11,862,200	6,920,225

Portfolio shares held	588,343	704,397	420,153	1,685,105	4,775,691	8,453,439
Portfolio net asset value per share	$28.33	$25.04	$19.74	$16.66	$44.59	$12.15
Investment in portfolio shares, at cost	$9,274,016	$8,032,462	$5,086,891	$23,855,749	$188,752,137	$95,835,215

STATEMENTS OF OPERATIONS

For the year ended December 31, 2023	PORTFOLIOS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund	Vanguard Balanced Index Fund	PGIM 60/40 Allocation Fund

	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

INVESTMENT INCOME
Dividend income	$-	$-	$-	$656,872	$4,288,462	$2,813,386

EXPENSES
Charges for mortality and expense risk, and for administration	140,753	177,952	81,197	278,696	1,593,051	920,563

NET INVESTMENT INCOME (LOSS)	(140,753)	(177,952)	(81,197)	378,176	2,695,411	1,892,823

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	4,817,300	119,491
Net realized gain (loss) on shares redeemed	69,258	19,619	(42,698)	(130,928)	(41,753)	(1,523,064)
Net change in unrealized appreciation (depreciation) on investments	2,351,994	2,350,258	919,850	3,642,123	23,208,973	14,458,604

NET GAIN (LOSS) ON INVESTMENTS	2,421,252	2,369,877	877,152	3,511,195	27,984,520	13,055,031

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,280,499	$2,191,925	$795,955	$3,889,371	$30,679,931	$14,947,854

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2023

	PORTFOLIOS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund	Vanguard Balanced Index Fund	PGIM 60/40 Allocation Fund

	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023	1/1/2023 to 12/31/2023

OPERATIONS
Net investment income (loss)	$(140,753)	$(177,952)	$(81,197)	$378,176	$2,695,411	$1,892,823
Capital gains distributions received	-	-	-	-	4,817,300	119,491
Net realized gain (loss) on shares redeemed	69,258	19,619	(42,698)	(130,928)	(41,753)	(1,523,064)
Net change in unrealized appreciation (depreciation) on investments	2,351,994	2,350,258	919,850	3,642,123	23,208,973	14,458,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,280,499	2,191,925	795,955	3,889,371	30,679,931	14,947,854

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,807,657	1,512,487	335,812	1,803,403	20,511,803	13,520,407
Participant loans	-	-	-	(17,463)	(176,676)	(41,197)
Participant loan repayments and interest	-	-	-	55,010	433,448	76,886
Surrenders, withdrawals and death benefits	(587,247)	(1,798,822)	(895,735)	(2,622,691)	(24,904,240)	(9,390,586)
Net transfers between other portfolios or fixed rate option	(423,507)	(17,477)	440,984	16	13,714	(8,214)
Other charges	-	(25)	-	(21,458)	(10,095)	(2,963)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	796,903	(303,837)	(118,939)	(803,183)	(4,132,046)	4,154,333

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,077,402	1,888,088	677,016	3,086,188	26,547,885	19,102,187

NET ASSETS
Beginning of year	13,590,365	15,750,011	7,616,815	24,987,752	186,400,158	83,610,940

End of year	$16,667,767	$17,638,099	$8,293,831	$28,073,940	$212,948,043	$102,713,127

Beginning units	742,434	918,220	511,369	1,072,245	12,067,307	6,628,508
Units issued	88,435	80,656	49,040	80,154	1,349,373	997,517
Units redeemed	(50,787)	(99,741)	(56,672)	(109,353)	(1,554,480)	(705,800)

Ending units	780,082	899,135	503,737	1,043,046	11,862,200	6,920,225

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended December 31, 2022

	PORTFOLIOS
	AST Capital Growth Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM Balanced Fund	Vanguard Balanced Index Fund	PGIM 60/40 Allocation Fund

	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022	1/1/2022 to 12/31/2022

OPERATIONS
Net investment income (loss)	$(101,085)	$(168,542)	$(83,613)	$227,903	$1,292,743	$1,350,579
Capital gains distributions received	-	-	-	-	1,661,628	2,557,571
Net realized gain (loss) on shares redeemed	(3,948)	(58,104)	(48,767)	(460,940)	(1,262,349)	(1,120,098)
Net change in unrealized appreciation (depreciation) on investments	(1,538,573)	(2,693,065)	(1,388,480)	(4,593,412)	(41,757,093)	(17,862,266)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,643,606)	(2,919,711)	(1,520,860)	(4,826,449)	(40,065,071)	(15,074,214)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,619,695	3,232,186	403,497	4,512,458	23,854,396	18,968,767
Participant loans	-	-	-	(80,303)	(160,150)	(27,539)
Participant loan repayments and interest	-	-	-	60,243	503,847	64,065
Surrenders, withdrawals and death benefits	(304,360)	(1,016,935)	(831,354)	(3,344,931)	(24,978,990)	(7,733,309)
Net transfers between other portfolios or fixed rate option	-	-	-	(16)	-	(90)
Other charges	-	(50)	(25)	(19,188)	(9,550)	(2,793)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,315,335	2,215,201	(427,882)	1,128,263	(790,447)	11,269,101

NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT	-	-	-	-	-	-

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,671,729	(704,510)	(1,948,742)	(3,698,186)	(40,855,518)	(3,805,113)

NET ASSETS
Beginning of year	9,918,636	16,454,521	9,565,557	28,685,938	227,255,676	87,416,053

End of year	$13,590,365	$15,750,011	$7,616,815	$24,987,752	$186,400,158	$83,610,940

Beginning units	446,085	794,112	536,292	1,020,288	12,042,588	5,789,598
Units issued	321,270	190,648	26,746	195,729	1,589,083	1,411,754
Units redeemed	(24,921)	(66,540)	(51,669)	(143,772)	(1,564,364)	(572,844)

Ending units	742,434	918,220	511,369	1,072,245	12,067,307	6,628,508

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS OF

EAIC VARIABLE CONTRACT ACCOUNT A

December 31, 2023

Note 1: General

EAIC Variable Contract Account A (the “Account”) was established under the laws of the State of Connecticut on October 6, 2006 as a separate investment account of the Empower Annuity Insurance Company (“EAIC”) (“the Company”). EAIC is a wholly-owned subsidiary of Empower Annuity Insurance Company of America. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of EAIC. Proceeds from purchases of the variable annuity contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business EAIC may conduct.

Empower Retirement Security Annuity (“ERSA”)

Empower Retirement Security Annuity II (“ERSA II”)

Empower Retirement Security Annuity Ill (“ERSA Ill”)

Empower Retirement Security Annuity IV (“ERSA IV”)

Empower Retirement Security Annuity VI (“ERSA VI”)

Empower Retirement Security Annuity VII (“ERSA VII”)

Empower Retirement Security Annuity VII (“ERSA VIII”)

Empower Retirement Security Annuity VII (“ERSA IX”)

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts sold to retirement arrangements that qualify for federal tax benefits under Sections 401 (a), 403(b), 408(a), 408A or 457 of the Internal Revenue Code of 1986, as amended. The contracts may be individual annuity contracts or group annuity contracts issued to plan sponsors (individually, a “contract owner” and collectively, the “contract owners”), who make contributions under them on behalf of their participants, or group or individual annuity contracts funding custodial accounts established as individual retirement accounts. Contract owners may also make contributions to their retirement account.

The contracts offer the option to invest in various portfolios listed below, each of which invests in either the Advanced Series Trust, the PGIM Balanced Fund, the Vanguard Balanced Index Fund, or the PGIM 60/40 Allocation Fund (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding portfolio names are as follows:

AST Capital Growth Asset Allocation Portfolio

AST Balanced Asset Allocation Portfolio

AST Preservation Asset Allocation Portfolio

PGIM Balanced Fund

Vanguard Balanced Index Fund

PGIM 60/40 Allocation Fund

There were no mergers during the period ended December 31, 2023.

The Advanced Series Trust is an open-end management investment company, and each portfolio of the Advanced Series Trust is managed by affiliates of EAIC. The PGIM Balanced

Note 1: General (continued)

Fund and the PGIM 60/40 Allocation Fund are diversified open-end balanced mutual funds managed by PGIM Investments LLC (“PGIM Investments”). The Vanguard Balanced Index Fund is an open-end management investment company advised by the Vanguard Group, Inc.

Each portfolio of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

New sales of certain products which invest in the Account have been discontinued. Generally, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits.

Note 2: Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3: Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.

Note 3: Fair Value Measurements (continued)

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.

As of December 31, 2023, management determined that the fair value inputs for all of the Account’s investments, which are investments in open-end mutual funds registered with the SEC, were considered Level 1.

Note 4: Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5: Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2023, were as shown below.

	Purchases	Sales
AST Capital Growth Asset Allocation Portfolio	$1,806,453	$1,150,303
AST Balanced Asset Allocation Portfolio	1,682,456	2,164,246
AST Preservation Asset Allocation Portfolio	787,360	987,499
PGIM Balanced Fund	1,388,336	2,470,230
Vanguard Balanced Index Fund	17,070,175	22,795,272
PGIM 60/40 Allocation Fund	13,857,684	10,627,496

Note 6: Financial Highlights

EAIC sells a number of retirement products that are funded through the Account. The contracts have unique combinations of features and fees that are charged against the assets in each portfolio. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by EAIC and funded through the Account. Only contracts within the Account that had contract owner units outstanding during the respective periods were considered when

Note 6: Financial Highlights (continued)

determining the ranges, which exclude EAIC’s position in the Account. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available options offered by EAIC.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return Ratio*** Lowest — Highest
	AST Capital Growth Asset Allocation Portfolio
December 31, 2023	588	$20.95	to	$21.45	$16,668	0.00%	0.95%	to	1.45%	16.40%	to	16.98%
December 31, 2022	742	$18.00	to	$18.33	$13,590	0.00%	0.95%	to	1.45%	-18.10%	to	-17.69%
December 31, 2021	446	$21.98	to	$22.27	$9,919	0.00%	0.95%	to	1.45%	15.29%	to	15.87%
December 31, 2020	428	$19.06	to	$19.22	$8,222	0.00%	0.95%	to	1.45%	11.79%	to	12.35%
December 31, 2019	375	$16.00	to	$17.11	$6,418	0.00%	0.95%	to	1.95%	7.44%	to	20.49%

	AST Balanced Asset Allocation Portfolio
December 31, 2023	704	$19.32	to	$19.78	$17,638	0.00%	0.95%	to	1.45%	14.10%	to	14.67%
December 31, 2022	918	$16.94	to	$17.25	$15,750	0.00%	0.95%	to	1.45%	-17.46%	to	-17.05%
December 31, 2021	794	$20.52	to	$20.80	$16,455	0.00%	0.95%	to	1.45%	11.22%	to	11.78%
December 31, 2020	748	$18.45	to	$18.61	$13,882	0.00%	0.95%	to	1.45%	10.16%	to	10.71%
December 31, 2019	807	$15.72	to	$16.81	$13,550	0.00%	0.95%	to	1.95%	6.82%	to	17.70%

	AST Preservation Asset Allocation Portfolio
December 31, 2023	420	$16.17	to	$16.55	$8,294	0.00%	0.95%	to	1.45%	10.17%	to	10.72%
December 31, 2022	511	$14.67	to	$14.95	$7,617	0.00%	0.95%	to	1.45%	-16.83%	to	-16.42%
December 31, 2021	536	$17.64	to	$17.88	$9,566	0.00%	0.95%	to	1.45%	4.71%	to	5.24%
December 31, 2020	448	$16.85	to	$16.99	$7,597	0.00%	0.95%	to	1.45%	7.51%	to	8.05%
December 31, 2019	380	$14.71	to	$15.73	$5,968	0.00%	0.95%	to	1.95%	5.73%	to	13.09%

	PGIM Balanced Fund
December 31, 2023	1,685	$25.36	to	$28.43	$28,074	2.51%	1.00%	to	1.15%	15.74%	to	15.91%
December 31, 2022	1,072	$21.91	to	$24.53	$24,988	1.96%	1.00%	to	1.15%	-17.01%	to	-16.89%
December 31, 2021	1,020	$26.41	to	$29.51	$28,686	1.63%	1.00%	to	1.15%	13.40%	to	13.57%
December 31, 2020	999	$23.29	to	$25.99	$24,895	1.60%	1.00%	to	1.15%	7.87%	to	8.03%
December 31, 2019	969	$19.34	to	$24.05	$22,531	1.19%	1.00%	to	1.65%	7.23%	to	18.25%

	Vanguard Balanced Index Fund
December 31, 2023	4,776	$17.03	to	$22.37	$212,948	2.15%	1.00%	to	1.20%	16.18%	to	16.42%
December 31, 2022	12,067	$14.59	to	$19.26	$186,400	1.81%	1.15%	to	1.20%	-17.86%	to	-17.81%
December 31, 2021	12,043	$17.75	to	$23.44	$227,256	1.46%	1.15%	to	1.20%	12.84%	to	12.90%
December 31, 2020	2,496	$20.49	to	$20.78	$51,864	1.81%	1.20%	to	1.30%	14.90%	to	27.40%
December 31, 2019	3,408	$17.83	to	$17.83	$60,776	2.25%	1.30%	to	1.30%	20.22%	to	20.22%

	PGIM 60/40 Allocation Fund
December 31, 2023	8,453	$14.80	to	$15.18	$102,713	3.14%	1.00%	to	1.15%	17.75%	to	17.75%
December 31, 2022	6,629	$12.57	to	$12.89	$83,611	2.67%	1.00%	to	1.15%	-16.60%	to	-16.48%
December 31, 2021	5,790	$15.04	to	$15.44	$87,416	7.37%	1.00%	to	1.15%	15.04%	to	15.21%
December 31, 2020	3,733	$13.06	to	$13.40	$48,883	2.31%	1.00%	to	1.15%	9.42%	to	9.59%
December 31, 2019	1,889	$11.11	to	$12.23	$22,630	2.97%	1.00%	to	1.65%	9.29%	to	20.86%

*

These amounts represent the dividends, excluding distributions of capital gains, received by the portfolio from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as mortality and expense risk and administration charges, that result in direct reductions in the unit values.

Note 6: Financial Highlights (continued)

The recognition of investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which the portfolio invests.
**

These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk and administration charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***

These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a portfolio which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Portfolios with a date notation indicate the effective date of that portfolio in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2023, or from the effective date of the portfolio through the end of the reporting period.

Note 7: Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to EAIC.

Each annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted through the redemptions of units, as detailed in the respective prospectuses. Fees and charges may be reduced or eliminated for certain contracts under which, due to economies of scale and other factors, our administrative costs are reduced.

Insurance and Administrative Charge - The insurance and administrative charge is the combination of the mortality and expense risk charges and the administrative charge deducted by the Account. The insurance and administrative charge is expressed as an annual charge; however, the daily equivalent is deducted on a daily basis from the net assets of each portfolio. The following are the maximum insurance and administrative charges of the respective products, each funded through the Account. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk, and for administration.

ERSA and ERSA II: 1.60%

ERSA Ill and ERSA VII: 1.75%

ERSA IV: 1.75% for Plan Type A, 1.50% for Plan Type B

ERSA VI: 1.50%

ERSA VIII: 0.00%

ERSA IX: 0.00%

Contract Maintenance Charge - A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. Currently, for each annuity funded through the Account, this charge is waived. This charge may vary by contract type.

Note 7: Charges and Expenses (continued)

Guaranteed Benefit Charges - Each annuity funded through the Account offers a standard guaranteed minimum withdrawal benefit named lncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the lncomeFlex benefit for the lifetime of an eligible spouse.

For the ERSA, ERSA II and ERSA VIII, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each portfolio. The maximum charge for the standard lncomeFlex benefit is 1.45%. The maximum additional charge for the Spousal lncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%.

For ERSA III, ERSA IV, ERSA VI, ERSA VII, and ERSA IX there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charges for lncomeFlex for the respective products are as follows:

ERSA Ill: 1.50%

ERSA IV: 1.50% for Plan Type A and Plan Type B

ERSA VI: 1.50%

ERSA VII: 1.50%

ERSA VIII: 1.45%

ERSA IX: 1.50%

These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed on the Statement of Operations in Charges for mortality and expense risk, and for administration.

Transfer Fee - A fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived. This charge is a contract level charge assessed through the redemption of units within Net transfers between other portfolios or fixed rate option on the Statements of Changes in Net Assets.

Premium Taxes - Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Account for these tax obligations. This charge is a contract level charge assessed through the redemption of units within Other charges on the Statements of Changes in Net Assets.

Participant Loan Charges - For ERSA IV, EAIC charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time the loan is initiated. EAIC also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in ERSA IV. This charge is a contract level charge assessed through the redemption of units.

For ERSA VI, EAIC charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. EAIC also charges a loan maintenance fee, the greatest of which currently is $25 per year for record

Note 7: Charges and Expenses (continued)

keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly within Other charges on the Statements of Changes in Net Assets.

Note 8: Other

Contractholder net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contract owners.

Participant loans represent amounts borrowed by contract owners using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contract owners to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are amounts that contract owners have directed to be moved among portfolios within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Net transfers between other portfolios or fixed rate option are amounts that contract owners have directed to be moved among portfolios within the separate account, in addition to permitted transfers to and from the general account group annuity stable value products.

Other charges are contract level charges assessed through the redemption of units as described in Note 7, Charges and Expenses.

Due from (due to) the Company represents the amount the Company may owe to or expect to receive from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a due from or (due to) the Company. The due from (due to) has no effect on the contract owner’s account or the related unit value.

Note 9: Subsequent Events

Management has reviewed all events subsequent to December 31, 2023, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 15, 2024. No subsequent events requiring adjustments or disclosures have occurred.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Empower Annuity Insurance Company and the Contract Owners of EAIC Variable Contract Account A

Opinion on the Financial Statements

We have audited the accompanying statements of net assets of each of the portfolios listed in Appendix A of EAIC Variable Contract Account A (the “Separate Account”) as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, which include the financial highlights (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the portfolios constituting the Separate Account as of December 31, 2023, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the three years in the period ended December 31, 2021 were audited by other auditors, whose report, dated April 13, 2022, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

April 15, 2024

We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

Appendix A – List of Portfolios of EAIC Variable Contract Account A

AST Capital Growth Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
PGIM Balanced Fund
Vanguard Balanced Index Fund
PGIM 60/40 Allocation Fund